  FPA Short Duration Government ETF
  FPAS

Summary Prospectus  October 31, 2024

Before you invest, you may want to review the FPA Short Duration Government ETF's (the "Fund") prospectus, which contains more information about the Fund and its risks. You can find the Fund's Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://fpas.fpa.com. You may also obtain this information at no cost by calling (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225). The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2024 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The FPA Short Duration Government ETF (the "Fund") seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.58%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver and Expense Reimbursement[2]	(0.74)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.09%

1  "Other Expenses" are estimated for the current fiscal year. Actual expenses may differ from estimates.

2  The Fund's investment adviser has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any leverage expense, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses), to 0.09% of the Fund's average daily net assets through October 31, 2027. The Fund's investment adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may only be terminated before its expiration date by the Board of Trustees of Investment Managers Series Trust III.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$9	$29

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund has adopted a policy to invest, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, and in repurchase agreements in respect of such securities, the Fund's investment adviser, First Pacific Advisors, LP (the "Adviser"), expects to invest under normal market conditions, at least 90% of the Fund's assets in such securities. The securities in which the Fund invests include those backed by the full faith and credit of the U.S government (such as Treasury Notes, Treasury Bills and the Government National Mortgage Association ("GNMA")) and those that are issued, but neither insured nor guaranteed by, the U.S. government (such as securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund may also invest up to 10% of its total assets in other investment grade debt instruments, shares of exchange-traded funds ("ETFs") and other mutual funds (including money market fund shares), reverse repurchase agreements, cash and cash equivalent securities. Investment grade debt instruments are those rated in BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. ("S&P") or the equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings Ltd. ("Fitch") and others, or, if unrated, determined by the Adviser to be of comparable credit quality.

Under normal market conditions, the effective duration of the Fund's portfolio is expected to be approximately one to five years. The Fund may invest in individual bonds of any maturity or duration. Generally, the longer a bond's duration, the more sensitive its price is to interest rate fluctuations. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose by one percentage point, all things being equal. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell by one percentage point, all things being equal.

The Adviser may sell all or a portion of a position held in the Fund when in its opinion one or more of the following occurs, among other reasons: (1) there has been a negative change in the credit quality of the issuer; (2) the portfolio manager has identified a more attractive opportunity; (3) when the portfolio manager seeks to manage the Fund's duration or tax position; or (4) the Fund requires cash to meet redemption requests.

PRINCIPAL RISKS

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. Many factors affect the Fund's net asset value per share ("NAV") and performance. There can be no assurance that the Fund will achieve its investment objective.

Government-Sponsored Entities Risk. The Fund's investment in U.S. government obligations such as Treasury Bills, Treasury Notes and bonds are backed by the full faith and credit of the United States. GNMA securities, like

U.S. Treasuries, are guaranteed and backed by the full faith and credit of the U.S. government and generally are considered to be of the highest credit quality. Although U.S. government-sponsored enterprises such as the FHLMC may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer's credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a one percentage point increase in interest rates, all things being equal. Falling interest rates also create the potential for a decline in the Fund's income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund's investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular investment, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of that security may also decline.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities may be subject to "prepayment risk" (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and "extension risk" (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If an issuer exercises this right when interest rates fall, the Fund may not benefit from the rise in market price that normally accompanies a decline in interest rates, and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Repurchase Agreement Risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:

•  Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to the Fund's NAV and possibly face delisting.

•  Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund's NAV and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

•  Fluctuation of NAV Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund's NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund's NAV.

•  Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•  Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid-ask spread." The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

No Operating History. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, war, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder's ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

PERFORMANCE

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

INVESTMENT ADVISER

First Pacific Advisors, LP is the Fund's investment adviser.

PORTFOLIO MANAGER

Abhijeet Patwardhan, Partner of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Patwardhan has served as the portfolio manager of the Fund since its inception October 31, 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called "Creation Units." Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund's Shares may trade at a price greater than (premium) or less than (discount) the Fund's NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the "bid-ask spread"). Recent information, including the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at https://fpas.fpa.com.

TAX INFORMATION

The Fund's distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and UMB Distribution Services, LLC, the Fund's distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.